UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2023

Kat Exploration, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-08589	87-2737873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

323 Sunny Isles Blvd, Suite 745

Sunny Isles, FL 33160

(Address of principal executive offices) (Zip Code)

(561) 899-8518

(Registrant's telephone number, including area code)

2313 Hollyhill Lane

Denton, TX 76205

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

On September 14, 2023, Gregory Klok acquired 1,000 shares of Kat Exploration, Inc.’s (the “Company”) Series A Preferred Stock from John Olson LLC for $300,000. Mr. Klok paid $30,000 in cash at closing and entered into a promissory note for $120,000. The remainder of the consideration is payable in securities upon payment of the note.

The Series A Preferred Shares have voting rights equal to 66% of the issued and outstanding shares.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2023, Greg Klok was appointed as President of the Kat Exploration, Inc. and as a member of the board of directors.

Mr. Klok, 48, was one of the Co-founders of Consolidated Mining Inc, a company formed to research and mine precious minerals and develop business opportunities globally. Since the 1990’s he has been involved in mining operations internationally including Mexico, Peru, Colombia, West Africa and North America. He has managed placer and hard rock mining operations, completed major infrastructure work and managed a work force of over 60 people during the production phase of several mining operations. Between 2003 and 2007 prior to co-founding Consolidated Mining he worked with Gekko Systems to design and set up a custom placer processing plant for Inca Minerals to evaluate their Kiabamba Gold River Project and was responsible for dealing with local customs and mining authorities to import equipment obtain mining permits for Inca Minerals in Peru.

Following the appointment of Mr. Klok as President and Director of the Company, Christopher Krause, Ph.D, resigned as an officer and director of the Company. Mr. Krause did not have any disputes with the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAT Exploration, Inc.

Date: October 16, 2023	By:	/s/ Gregory Klok
Gregory Klok, Chief Executive Officer

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